UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 29, 2021

Compass Minerals International, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-31921	36-3972986
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
9900 West 109th Street
Suite 100
Overland Park, KS 66210
(Address of principal executive offices)
(913) 344-9200
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.01 par value	CMP	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Introductory Note
Compass Minerals International, Inc. (the “Company”) previously filed Technical Report Summaries relating to potassium and sulfate of potash mineral resources and reserves and lithium mineral resource, in both cases at the Company’s Ogden facility, as Exhibits 96.1 and 96.2, respectively (the “Ogden TRS’s”), to the Company’s Current Report on Form 8-K filed on November 29, 2021 (the “Initial 8-K”) to incorporate the Ogden TRS’s by reference into the Company’s Transition Report on Form 10-KT for the transition period ended September 30, 2021 (the “Form 10-KT”). The Company previously filed the Technical Report Summaries relating to the Company’s Cote Blanche mine and the Company’s Goderich mine as Exhibits 96.3 and 96.4, respectively (collectively with the Ogden TRS’s, the “Company TRS’s”), to the Form 10-KT.

This Amendment to Current Report on Form 8-K amends the Initial 8-K solely to file the consent of the qualified person with respect to the Company TRS’s in accordance with Items 601(b)(23) and 1302(b)(4) of Regulation S-K and Rule 436 under the Securities Act of 1933. Except as described herein, all of the other information in the Initial 8-K remains unchanged.
Item 9.01    Financial Statements and Exhibits.
(d)     Exhibits.

Exhibit No.	Exhibit Description
23.1	Consent of Qualified Person.
96.1*	Technical Report Summary relating to potassium and sulfate of potash mineral resources and reserves at the Ogden facility, dated November 29, 2021.
96.2*	Technical Report Summary relating to lithium mineral resource at the Ogden facility, dated July 13, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).
*Previously filed as an exhibit to the Initial 8-K and incorporated by reference herein

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPASS MINERALS INTERNATIONAL, INC.

Date: December 8, 2021	By:	/s/ Lorin Crenshaw
Name: Lorin Crenshaw
Title: Chief Financial Officer